Supplemental Cash Flow Information	12 Months Ended
Dec. 31, 2016
Supplemental Cash Flow Elements [Abstract]
Supplemental Cash Flow Information
Supplemental Cash Flow Information

(In millions)	2016	2015	2014
Net cash provided by operating activities included:
Interest paid (net of amounts capitalized)	$213	$13	$3
Income taxes paid	4	—	—
Non-cash investing and financing activities:
Net transfers of property, plant and equipment from materials and supplies inventories	$(3)	$5	$1
Contribution - common units issued(1)	669	—	200
Acquisition:
Fair value of MPLX LP units issued(1)	—	7,326	—
Payable to seller	—	50	—

(1)	See Note 4.

The Consolidated Statements of Cash Flows exclude changes to the Consolidated Balance Sheets that did not affect cash. The following is the change of additions to property, plant and equipment related to capital accruals:

(In millions)	2016	2015	2014
(Decrease) increase in capital accruals	$(22)	$27	$11

In connection with the acquisition of HSM described in Note 4, MPC agreed to waive first quarter 2016 distributions on the MPLX LP common units issued in connection with the transaction. MPC did not receive general partner distributions or incentive distribution rights that would have otherwise accrued on such MPLX LP common units with respect to the first quarter distributions. The value of these waived distributions was $15 million. In connection with the acquisition of HST, WHC and MPLXT described in Note 4, MPC agreed to waive two-thirds of the first quarter 2017 distributions on the MPLX LP common units issued in connection with the transaction. MPC will not receive general partner distributions or incentive distribution rights that would have otherwise accrued on such MPLX LP common units with respect to the first quarter distributions. The value of these waived distributions is $6 million.